EXHIBIT 10.1
AMENDMENT N°1
THIS AMENDMENT TO THE SHARE PURCHASE AGREEMENT DATED FEBRUARY 13, 2008 (the “Share Purchase Agreement”) DATED AS OF APRIL 1, 2008 IS ENTERED INTO BY AND BETWEEN:
(i) Thales SA, a société anonyme incorporated and operating under the laws of the Republic of France, whose registered office is located at 45, rue de Villiers, 92200 Neuilly sur Seine, France, registered under number 552 059 024 RCS Nanterre (“Thales”),
(ii) Thales Holding GmbH, a Gesellschaft mit beschraenkter Haftung incorporated and operating under the laws of Germany, whose registered office is located at Unter der Linden 21, 100117 Berlin, Germany (“Thales Germany”),
(iii) Thales UK Limited, a company incorporated and operating under the laws of England and Wales, whose registered office is located at 2 Dashwood Lang Road, The Bourne Business Park, Addlestone, Nr Weybridge, Surrey, KT15 2NS, England (Company n°868273) (“Thales UK”) (Thales, Thales Germany, and Thales UK, each a “Seller,” and collectively, “Sellers”), on the one hand, and
(iv) Hypercom Corporation, a corporation incorporated under the laws of the State of Delaware, whose principal office is located at 2851 W. Kathleen Road, Phoenix, Arizona, USA 85053, (“Buyer”), on the other hand.
Sellers and Buyer shall be collectively referred to as the “Parties” and individually as a “Party”.
W I T N E S S E T H:
     WHEREAS, the Parties have entered on February 13, 2008 into a share purchase agreement in relation to the contemplated sale and purchase of Thales e-Transactions SA, Thales e-Transactions España, Thales E-Transactions GmbH and Thales E-Transactions Ltd. by and between the Buyer and the Sellers.
     WHEREAS, on March 26, 2008 Thales has delivered to the Buyer the Estimated Working Capital Statement in accordance with the Share Purchase Agreement and Buyer has requested Thales to make certain modifications to the Estimated Working Capital Statement.
     WHEREAS, in consideration of the foregoing and other good and valid consideration, the Parties wish to modify the Share Purchase Agreement as follows.

NOW THEREFORE THE PARTIES AGREE AS FOLLOWS:
ARTICLE 1 — DEFINITIONS
     All capitalized terms used and not defined in this amendment (the “Amendment”) shall have the meaning ascribed to them in the Share Purchase Agreement.
ARTICLE 2 — ESTIMATED AND FINAL WORKING CAPITAL STATEMENT
     The Estimated Working Capital Statement attached as Exhibit A hereto showing Companies Working Capital of €8,009,000, shall constitue the Estimated Working Capital Statement for purposes of the Share Purchase Agreement and the Closing Purchase Price.
     The Final Closing Working Capital Statement shall set forth the Companies Working Capital as calculated in Exhibit A hereto.
ARTICLE 3 — MODIFICATION TO THE SHARE PURCHASE AGREEMENT
     The provisions of Section 1.3(b)(vii) of the Share Purchase Agreement shall be entirely replaced by the following:
     “If and to the extent that the Final Closing Working Capital as set forth in the Conclusive Closing Working Capital Statement is in excess €8,009,000, then the Closing Purchase Price shall be increased by a net amount equal to the difference between the Final Closing Working Capital and €8,009,000. For the avoidance of doubt, no increase of the Closing Purchase Price shall occur unless the Final Closing Working Capital is greater than €8,009,000.
     If and to the extent that the Final Closing Working Capital as set forth in the Conclusive Closing Working Capital Statement is less than €0, then the Closing Purchase Price shall be decreased of the amount by which the Final Closing Working Capital is less than €0. For the avoidance of doubt, no decrease of the Closing Purchase Price shall occur unless the Final Closing Working Capital is less than €0. If the Final Closing Working Capital is €0 or more and €8,009,000 or less, then no adjustment to the Closing Purchase Price will be made.
     Any net adjustment resulting in an increase from the Closing Purchase Price shall be paid by Buyer to Seller as provided in Section 1.4 and any net adjustment resulting in a decrease from the Closing Purchase Price shall be paid by Seller to Buyer as provided in Section 1.4.”
ARTICLE 4 — OTHER AGREEMENT
     The Parties agree that if and when any amount is received by Thales with respect to invoices number 0803040, 0803041, 0803054 and 0803075 originally issued by Thales e-Transactions Espana and, subsequently the receivables of such invoices are assigned to Thales, such amount shall be treated as a reduction of the Closing Purchase Price to be paid by Thales to Buyer up to an aggregate amount of €548,416.34.

ARTICLE 5 — MISCELLANEOUS
     The provisions of Sections 10.6, 10.7, 10.8, 10.9, 10.10, 10.12, 10.13 and 10.14 of the Share Purchase Agreement are hereby incorporated by reference in this Article 5 with the same effect as if such provisions were set forth herein; provided, however, that for purposes of such incorporation, the term this “Agreement” shall be deemed to mean this Amendment.
ARTICLE 6 — NO OTHER CHANGE
     Except for the amendment made under Article 3 above, the text of the Share Purchase Agreement, its Exhibits and its Schedules shall remain operative and shall continue in full force and effect. In case of discrepancy between the provisions of this Addendum and those of the Share Purchase Agreement, the former shall prevail.
[Signature Pages Follow]

     IN WITNESS WHEREOF, the Parties have caused their duly authorized representatives to execute this Agreement as of the date first above written in 4 original copies.

THALES		THALES UK

By:	/s/ Thomas Got	By:	/s/ Thomas Got
	Name: Thomas Got		Name: Thomas Got
	Title: VP, Mergers & Acquistions		Title: Power of Attorney

THALES GERMANY		HYPERCOM

By:	/s/ Thomas Got	By:	/s/ Douglas J. Reich
	Name: Thomas Got		Name: Douglas J. Reich
	Title: Power of Attorney		Title: SVP, General Counsel & Secretary